SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 9, 1997



                               SYMIX SYSTEMS, INC.
               __________________________________________________
               (Exact name of registrant as specified in charter)



           Ohio                        0-19024                31-1083175
________________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)



   2800 Corporate Exchange Drive, Columbus, Ohio                 43231
________________________________________________________________________________
     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (614) 523-7000


                                       N/A
________________________________________________________________________________
          (Former name or former address, if changed since last report)




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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not Applicable.

ITEM 5.     OTHER EVENTS.

            On January 9, 1997, a  wholly-owned  subsidiary  of the Company (the
            "Subsidiary") acquired all of the issued and outstanding common shares of Visual Applications Software, Inc., an Ontario, Canada corporation ("VAS") from its shareholders for $1 million (Canadian) in cash paid at closing, 250,000 Class A Preference Shares of the Subsidiary (the "Class A Shares") and 500,000 Class B Preference Shares of the Subsidiary (the "Class B Shares"). Subject to the terms of a Share Exchange Agreement dated January 9, 1997 between the Company and the VAS shareholders (the "Agreement"), the Class A Shares are exchangeable until December 31, 2006 on a one for one basis for common shares of the Company. The Company has received a request to exchange 125,000 Class A Shares for common shares of the Company from the VAS shareholders. The Class B Shares are redeemable by the holders at any time after January 2, 1998 for a price of $1.00 (Canadian) per share.

            The purchase price for the VAS shares was determined through negotiations. Prior to the acquisition, no material relationship existed between VAS and the Company or any of its affiliates, directors or officers, or associates of such directors or officers. The funds used to acquire the VAS shares were general corporate funds. A copy of the Agreement is attached as an exhibit to this report.

            VAS designed and markets "FieldPro", a leading mid-market, field service software product which allows companies to track their service business from customer class to assigned technicians, to monitor parts inventory and to evaluate performance under service contracts. FieldPro runs on desktop computers with the Windows operating system.

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            The  acquisition is not  significant  to the Company's  December 31,
            1996 financial statements.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            Items 7(a) and (b):   FINANCIAL  STATEMENTS OF BUSINESS ACQUIRED AND
            PRO FORMA FINANCIAL INFORMATION.

            Not Applicable.

            Item 7(c):  EXHIBITS.

            See Exhibit Index beginning at page 5 of this Report

ITEM 8.     CHANGES IN FISCAL YEAR.

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            Not Applicable.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Symix Systems, Inc.



Date:  January 24, 1997                By:
                                           ___________________________
                                           Lawrence W. DeLeon
                                           Secretary and Chief Financial Officer




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                                INDEX TO EXHIBITS



EXHIBIT NO.                     DESCRIPTION                          PAGE
-----------                     -----------                          ----

    99                          Share Exchange Agreement               6


                                     Page 5